--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                REGISTRATION STATEMENT (NO.             ) UNDER
                           THE SECURITIES ACT OF 1933
                      PRE-EFFECTIVE AMENDMENT NO.     /X/
                      POST-EFFECTIVE AMENDMENT NO.    /X/
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                             AMENDMENT NO.    /X/

                        VANGUARD WHITEHALL FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         VANGUARD WHITEHALL FUNDS, INC.

                             CROSS REFERENCE SHEET

 FORM N-1A
ITEM NUMBER                                                           LOCATION IN PROSPECTUS
   Item 1.    Cover Page..................................  Cover Page
   Item 2.    Synopsis....................................  Highlights
   Item 3.    Condensed Financial Information.............  N/A
   Item 4.    General Description of Registrant...........  Investment Objectives; Investment
                                                            Limitations; Investment Policies; General
                                                            Information
   Item 5.    Management of the Fund......................  Directors and Officers; Management of the
                                                            Fund; The Vanguard Group
   Item 6.    Capital Stock and Other Securities..........  Opening an Account and Purchasing Shares;
                                                            Selling Your Shares; The Share Price of
                                                            Each Portfolio; Dividends, Capital Gains,
                                                            and Taxes; General Information
   Item 7.    Purchase of Securities Being Offered........  Cover Page; Opening an Account and
                                                            Purchasing Shares
   Item 8.    Redemption or Repurchase....................  Selling Your Shares
   Item 9.    Pending Legal Proceedings...................  Not Appliable

 FORM N-1A                                                            LOCATION IN STATEMENT
ITEM NUMBER                                                         OF ADDITIONAL INFORMATION
  Item 10.    Cover Page..................................  Cover Page
  Item 11.    Table of Contents...........................  Cover Page
  Item 12.    General Information and History.............  Investment Objectives and Policies
  Item 13.    Investment Objective and Policies...........  Investment Objectives and Policies;
                                                            Investment Limitations
  Item 14.    Management of the Fund......................  Management of the Fund
  Item 15.    Control Persons and Principal Holders of
              Securities..................................  Management of the Fund
  Item 16.    Investment Advisory and Other Services......  Management of the Fund
  Item 17.    Brokerage Allocation........................  Not Applicable
  Item 18.    Capital Stock and Other Securities..........  Financial Statement
  Item 19.    Purchase, Redemption and Pricing of
              Securities Being Offered....................  Purchase of Shares; Redemption of Shares
  Item 20.    Tax Status..................................  Appendix
  Item 21.    Underwriters................................  Not Applicable
  Item 22.    Calculations of Yield Quotations of Money
              Market Fund.................................  Not Applicable
  Item 23.    Financial Statements........................  Financial Statement

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--------------------------------------------------------------------------------


        VANGUARD                                           A Mid-Cap Value Stock
SELECTED VALUE PORTFOLIO                                             Mutual Fund


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PROSPECTUS -- JANUARY   , 1996
--------------------------------------------------------------------------------

INVESTMENT
POLICIES AND
OBJECTIVES             Vanguard Selected Value Portfolio (the "Portfolio") is an
                       open-end diversified investment company, or mutual fund.
                       The Portfolio seeks to provide long-term growth of capital and income by investing mainly in equity securities of medium-sized U.S. companies. The Portfolio uses a "value" investment approach, emphasizing companies with below-average price-to-earnings ratios, reasonable financial strength, and strong cash flows. These companies tend to be out of favor with investors.

                       Vanguard Selected Value Portfolios is part of Vanguard Whitehall Funds, Inc. (the "Fund"), which currently offers shares of only one Portfolio.

                       It is important to note that the Portfolio's shares are not guaranteed or insured by the FDIC or any other agency of the U.S. government. As with any investment in common stocks, which are subject to wide fluctuations in market value, you could lose money by investing in the Portfolio.
--------------------------------------------------------------------------------

FEES AND
EXPENSES The Portfolio is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

--------------------------------------------------------------------------------

ADDITIONAL
INFORMATION ABOUT
THE PORTFOLIO          A Statement of Additional Information containing more
                       information about the Portfolio is, by reference, part of this prospectus, and may be obtained by writing to Vanguard or by calling our Investor Information
                       Department.

--------------------------------------------------------------------------------

WHY READING
THIS PROSPECTUS
IS IMPORTANT           This prospectus explains the risks and objectives of
                       the Selected Value Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way.
                       Reading the prospectus will help you to decide whether the Portfolio is the right investment for you. We suggest that you keep it for future reference.

--------------------------------------------------------------------------------

CONTENTS


                                                        Page                                                          Page
Portfolio Expenses .....................................  4    General Information ................................... 14
A Word About Risk ......................................  5    Investing with Vanguard ............................... 15
The Portfolio's Objective ..............................  5    Services and Account Features ......................... 16
Investment Strategies and Policies .....................  6    Types of Accounts ..................................... 16
Investment Practices ...................................  8    Distribution Options .................................. 17
Investment Limitations ................................. 10    Buying Shares ......................................... 18
Investment Performance ................................. 10    Redeeming Shares ...................................... 19
Dividends, Capital Gains, and Taxes  ................... 11    Fund and Account Updates .............................. 22
The Portfolio and Vanguard ............................. 12    Glossary .............................................. 23
Investment Adviser ..................................... 12



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

     A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet been effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This communication shall not constitute an offer to sell or solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration qualification under the securities laws of any such state.

INVESTMENT
POLICIES AND
OBJECTIVES            Vanguard Selected Value Portfolio (the "Portfolio") is an
                      open-end diversified investment company, or mutual fund.
                      The Portfolio seeks to provide long-term growth of capital and income by investing mainly in equity securities of medium-sized U.S. companies. The Portfolio uses a "value" investment approach, emphasizing companies with below-average price-to-earnings ratios, reasonable financial strength, and strong cash flows. These companies tend to be out of favor with investors.

                      Vanguard Selected Value Portfolios is part of Vanguard Whitehall Funds, Inc. (the "Fund"), which currently offers shares of only one Portfolio.

                      It is important to note that the Portfolio's shares are not guaranteed or insured by the FDIC or any other agency of the U.S. government. As with any investment in common stocks, which are subject to wide fluctuations in market value, you could lose money by investing in the Portfolio.

FEES AND EXPENSES     The Portfolio is offered on a no-load basis, which means
                      that you pay no sales commissions or 12b-1 fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

ADDITIONAL
INFORMATION ABOUT
THE PORTFOLIO         A Statement of Additional Information containing more
                      information about the Portfolio is, by reference, part of this prospectus, and may be obtained by writing to Vanguard or by calling our Investor Information
                      Department.


WHY READING THIS
PROSPECTUS IS
IMPORTANT             This prospectus explains the risks and objectives of the
                      Selected Value Portfolio. To highlight terms and concepts important to mutual fund investors, we have provided
                      "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Portfolio is the right investment for you. We suggest that you keep it for future reference.

PORTFOLIO PROFILE                              VANGUARD SELECTED VALUE PORTFOLIO

WHO SHOULD
INVEST
                      (PAGE 4)
                      - Investors seeking a stock mutual fund that emphasizes
                        undervalued, mid-sized companies as part of a balanced and diversified investment program.

                      - Investors seeking growth of their capital and income
                        over the long term -- at least five years.

WHO SHOULD NOT
INVEST?
                      - Investors seeking current dividend income.

                      - Investors unwilling to accept significant fluctuations
                        in share price.

RISKS OF THE
PORTFOLIO             (PAGES 4-8)
                      This Portfolio's total return will fluctuate within a wide range, so an investor could lose money over short, or even extended, periods. The Portfolio is subject to manager risk (the chance that poor security selection will cause it to lag the stock market as a whole), and as a mid-cap value stock fund, to objective risk (the chance that returns from mid-cap or value stocks will trail returns from the overall stock market).

DIVIDENDS AND
CAPITAL GAINS         (PAGE 10)
                      Paid annually in December.

INVESTMENT ADVISER    (PAGE 11)
                      James S. McClure and John P. Harloe of Barrow, Hanley,
                      Mewhinney & Strauss, Inc. of Dallas, Texas.

INCEPTION DATE:       January   , 1996

NET ASSETS AS OF
1/31/96:
                      $100,000.


PORTFOLIO EXPENSE
RATIO ESTIMATE:       0.73% of net assets per year


LOADS AND 12B-1
FEES:
                      None

SUITABLE FOR IRAS:    Yes

MINIMUM INITIAL
INVESTMENT            $3,000; $1,000 for IRAs and custodial accounts

NEWSPAPER
ABBREVIATION:         Sel Valu

VANGUARD FUND
NUMBER:               934

ACCOUNT FEATURES      (PAGES 14-15)

                      - Vanguard Direct Deposit Service(SM)

                      - Telephone Redemption

                      - Vanguard Automation Exchange Service(SM)

                      - Vanguard Fund Express(R)

                      - Vanguard Dividend Express(SM)

PORTFOLIO
EXPENSES The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Portfolio.

                      As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Portfolio:

                                                   SHAREHOLDER TRANSACTION EXPENSES
                           ---------------------------------------------------------------------------------
                           Sales Load Imposed on Purchases........................................      None
                           Sales Load Imposed on Reinvested Dividends.............................      None
                           Redemption Fees........................................................      None
                           Exchange Fees..........................................................      None


                      The next table illustrates the operating expenses that you would incur as a shareholder of the Portfolio. These expenses are deducted from the Portfolio's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities of the Portfolio. The expenses shown in the table are estimates for the Portfolio's first full year since the Portfolio was not in operation as of the date of this prospectus.


PLAIN TALK ABOUT
THE COSTS OF
INVESTING             Costs are an important consideration in choosing a mutual
                      fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.

                                             ESTIMATED ANNUAL PORTFOLIO OPERATING EXPENSES
                           ---------------------------------------------------------------------------------
                           Management and Administrative Expenses.................................     0.31%
                           Investment Advisory Expenses...........................................      0.38
                           12b-1 Fees.............................................................      None
                           Other Expenses
                             Marketing and Distribution Costs............................    0.02%
                             Miscellaneous Expenses (e.g., Taxes, Auditing)..............     0.02
                                                                                             -----
                           Total Other Expenses..........................................               0.04
                                                                                                       -----
                                    TOTAL OPERATING EXPENSES (EXPENSE RATIO)......................     0.73%
                                                                                                       =====

                      The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Portfolio provides a return of 5% a year and (2) that you redeem your investment at the end of each period.


                        1 YEAR       3 YEARS       5 YEARS       10 YEARS
                        ------       -------       -------       --------
                         $ --         $  --         $  --          $ --

                      THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.
--------------------------------------------------------------------------------

PLAIN TALK ABOUT
FUND EXPENSES         All mutual funds have operating expenses. These expenses,
                      which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund.
                      Vanguard Selected Value Portfolio's expense ratio in fiscal year 1996 is expected to be 0.60%, or $6.00 per $1,000 of net assets. The average general equity mutual fund had expenses in 1995 of 1. %, or $1 . per $1,000 of net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.

--------------------------------------------------------------------------------


A WORD ABOUT RISK     This prospectus describes the risks you'll face as an
                      investor in mutual funds generally and in Vanguard
                      Selected Value Portfolio specifically. It is important to keep in mind one of the main axioms of investing: the higher the risk, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in the Selected Value Portfolio, you should also take into account your personal tolerance for the daily fluctuations of the stock market.


                      Look for this "warning flag" symbol -- throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Portfolio, may confront.
--------------------------------------------------------------------------------


THE PORTFOLIO'S
OBJECTIVE             Vanguard Selected Value Portfolio is a value fund that
                      seeks to provide long-term growth in capital and income by investing mainly in the common stocks of mid-sized U.S.
                      companies. Long-term growth of capital is a fundamental objective, which means that this objective cannot be changed unless a majority of shareholders vote to do so.
                      Dividend income is not a main objective.


                      - There is no assurance that this objective will be met.
                        Your investment in the Portfolio, as with any investment in common stocks, could lose money.
--------------------------------------------------------------------------------

PLAIN TALK ABOUT
VALUE FUNDS AND
GROWTH FUNDS          Value funds generally emphasize companies
                      that -- considering their assets and earnings
                      potential -- have relatively low stock prices. Growth
                      funds emphasize companies with above-average earnings
                      prospects. Value and growth stocks have, in the past,
                      produced similar long-term returns, though each has had
                      periods when it outperforms the other. In general, growth
                      funds appeal to investors who will accept more volatility
                      in hope of above-average capital growth, while value funds are appropriate for investors who want the potential for
                      capital gains but are less tolerant of sharp share price
                      fluctuations.
--------------------------------------------------------------------------------

WHO SHOULD INVEST     The Portfolio may be a suitable investment for you if:


                      - You wish to complement an existing portfolio of stock,
                        bond, and money market mutual funds with a stock fund that emphasizes undervalued, medium-sized companies.


                      - You are seeking growth of capital over the long
                        term -- at least five years.

                      - You are not looking for significant levels of current
                        income from dividends or interest.

                      - You characterize your investment temperment as
                        "moderately aggressive."
--------------------------------------------------------------------------------

PLAIN TALK ABOUT
INVESTING FOR THE
LONG TERM             VANGUARD SELECT VALUE PORTFOLIO IS INTENDED TO BE A
                      LONG-TERM INVESTMENT VEHICLE AND IS NOT DESIGNED TO
                      PROVIDE INVESTORS WITH A MEANS OF SPECULATING ON
                      SHORT-TERM FLUCTUATIONS IN THE STOCK MARKET.

                      This Portfolio is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Portfolio's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Portfolio has adopted the following policies:


                      - The Portfolio reserves the right to reject any purchase
                        request -- including changes from other Vanguard
                        Funds -- that it regards as disruptive to the efficient management of the Portfolio. This could be because of the timing of the investment or because of a history of excessive trading by the investor.


                      - There is a limit on the number of times you can exchange into or out of the Portfolio (see "Exchanging Shares" in the Investing with Vanguard section).

                      - The Portfolio reserves the right to stop offering shares at any time.
--------------------------------------------------------------------------------


PLAIN TALK ABOUT
COSTS AND
MARKET TIMING         Some investors try to profit from "market
                      timing" -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and then selling securities. These costs are borne by all fund shareholders, including long-term investors who do not generate the costs. Therefore, the Portfolio discourages short-term trading by, among other things, limiting the number of exchange redemptions it permits.

--------------------------------------------------------------------------------


INVESTMENT
STRATEGIES AND
POLICIES
                      This section explains how the Portfolio's investment adviser pursues the objective of long-term growth in capital. It also explains three important risks -- securities market risk, objective risk, and manager risk -- faced by investors in the Portfolio. Unlike the Portfolio's investment objective, the adviser's investment strategies are not fundamental policies and can be changed by the Portfolio's Board of Directors without shareholder approval. However, before making any important change in its policies, the Portfolio will notify shareholders of the impending change.

--------------------------------------------------------------------------------

MARKET EXPOSURE       The Portfolio is a value fund that invests chiefly in
                      medium-capitalization common stocks with low prices in relation to corporate earnings and book value. While mid-cap stock funds generally do not provide much taxable income, the Portfolio's adviser does not consider tax consequences when carrying out its strategy.

                      - The Portfolio is subject to market risk, which is the
                        possibility that stock prices in general will decline over short or even extended periods. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.
--------------------------------------------------------------------------------

PLAIN TALK ABOUT
LARGE-CAP, MID-CAP,
AND SMALL-CAP
STOCK
                      Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines small-capitalization, or small-cap, funds as those holding stocks of companies with an average total market value of $750 million or less. Large-capitalization funds hold stocks of companies with an average market value exceeding $5 billion. Mid-cap funds hold stocks of companies with an average market value between $750 million and $5 billion.


                                 U.S. STOCK MARKET RETURNS (1926-1994)
                                       OVER VARIOUS TIME HORIZONS
                                    1 YEAR     5 YEARS     10 YEARS     20 YEARS
                                    ------     -------     --------     --------
                        Best          +--         +--          +--          +--
                        Worst         ---         ---          ---          ---
                        Average       +--         +--          +--          +--


                      To illustrate the volatility of stock prices, the chart above shows the best, worst, and average returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely-used barometer or stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to lessen over the long term.



                      The chart above shows the best, worst, and average total returns (dividend income plus change in market value) from common stocks for all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1994. While the average return on stocks for the 5-year period was +10.3%, returns ranged from a negative -12.5% average from 1928 through 1932, to +23.9% from 1951 through 1955. These average returns reflect past performance on common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Portfolio in particular.


                      Finally, the Selected Value Portfolio emphasizes mid-capitalization stocks, but will also include smaller-capitalization stocks. Mid- and small-cap stocks have historically been more volatile -- and at times have performed quite differently from -- the large-cap stocks found in the S&P 500 Index. This is due to several factors, including less-certain growth and dividend prospects for smaller companies. For these reasons and because the Selected Value Portfolio does not hold the same securities held in the Standard & Poor's 500 Index or any other market index, the performance of the Portfolio will not mirror the returns of any particular index.

                      - The Portfolio is subject to objective risk, which is the possibility that returns from mid-cap value stocks will trail returns from the overall stock market. As a group, value stocks tend to go through cycles of relative underperformance and outperformance in comparison to common stocks in general. These periods have, in the past, lasted for as long as several years.
--------------------------------------------------------------------------------

SECURITY SELECTION
AND PORTFOLIO
CONCENTRATION         Barrow, Hanley, Mewhinney & Strauss (BHM&S), adviser to
                      the Portfolio, seeks out undervalued mid-sized companies through extensive research and meetings with company management. A company is considered undervalued if, according to BHM&S, its earnings potential is not reflected in its stock's share price. These stocks generally have low price/earnings ratios. BHM&S holds the stock until the share price reflects the company's underlying value. The top ten holdings are expected to make up 40% to 50% of the Portfolio's total net assets, a relatively high concentration.


                      The Portfolio is run by BHM&S according to traditional methods of "active" investment management, which means securities are bought and sold according to BHM&S's judgments about companies and their financial prospects, and about the stock market and the economy in general.



                      - The Portfolio is subject to manager risk, which is the
                        possibility that BHM&S may do a poor job of selecting stocks. As a result, the Portfolio may fail to achieve its objective, and shareholders could see returns that lag those of mid-cap stocks overall.

--------------------------------------------------------------------------------


PLAIN TALK ABOUT
PORTFOLIO
CONCENTRATION         In general, greater diversification for a portfolio of
                      stocks results in lower price fluctuations. One measure of diversification is a fund's portfolio concentration -- the percentage of assets represented by its ten largest stock holdings. The higher a fund's concentration, the greater the risk to the portfolio from problems with a specific stock. The average U.S. equity mutual fund has about 25% of its assets invested in its ten largest holdings, while some highly concentrated mutual funds have more than 50% of their assets invested in the stocks of just ten companies.

--------------------------------------------------------------------------------

PORTFOLIO
TURNOVER Although the Portfolio generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they've been held. The anticipated annual turnover rate of the Portfolio is about 30%. (A turnover rate of 33% would occur, for example, if one-third of the securities in the Portfolio were sold and replaced with other securities within a one-year period.)
--------------------------------------------------------------------------------

PLAIN TALK ABOUT
PORTFOLIO
TURNOVER Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for actively managed funds investing in common stocks is 75%.
--------------------------------------------------------------------------------

INVESTMENT
PRACTICES             Besides investing in common stocks of medium-sized
                      companies, the Portfolio may use a number of other investment practices to achieve its objective.

                      - The Portfolio reserves the right to invest, to a limited extent, in stock futures and options contracts, which are traditional types of derivatives. However, using derivatives is not a standard part of the adviser's approach to investing.
--------------------------------------------------------------------------------

PLAIN TALK ABOUT
DERIVATIVES           A derivative is a financial contract whose value is based
                      on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index).
                      Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These
                      "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives -- some of which can carry considerable risks.

                      This Portfolio will not use futures and options contracts as leveraged investments that magnify the gains or losses of an investment. Rather, the Portfolio will keep separate cash or short-term, cash-equivalent securities in the amount of the obligation underlying the futures contract. Only a limited percentage of the Portfolio's assets -- up to 5% if required for deposit and no more than 20% of total assets -- may be committed to such contracts.

                      The reasons for which the Portfolio may use futures and options contracts are:

                      - To keep cash on hand to meet shareholder redemptions or
                        other needs while simulating full investment in stocks.

                      - To make it easier to trade.

                      - To reduce costs by buying futures instead of actual
                        stocks when futures are cheaper.


                      The Portfolio normally seeks to remain fully invested in equity securities. However, the Portfolio may temporarily invest in certain short-term fixed-income securities to invest cash not yet committed to stocks, to maintain liquidity to meet shareholder redemptions, or to take a defensive position against potential declines in the stock market. The short-term securities that the Portfolio may invest in include:


                      - Debt (or IOUs) issued by the U.S. government and its
                        agencies or instrumentalities.

                      - Commercial paper, a form of debt issued by corporations.

                      - Bank certificates of deposit.

                      - Banker's acceptances, a type of debt guaranteed by
                        banks.

                      - Repurchase agreements backed by short-term securities
--------------------------------------------------------------------------------

PLAIN TALK ABOUT
CASH RESERVES         With mutual funds, holding "cash" does not mean literally
                      that the fund holds a stack of currency. Rather, cash
                      refers to short-term, interest-bearing securities that can easily and quickly be converted to cash. (Most mutual
                      funds keep at least a small percentage of assets in cash
                      to accommodate shareholder redemptions.) While some funds
                      strive to keep cash levels at a minimum and to always
                      remain fully invested in stocks, other equity funds allow
                      investment advisers to hold up to 20% or more of a fund's
                      assets in cash reserves.
--------------------------------------------------------------------------------

INVESTMENT
LIMITATIONS           To reduce risk and maintain diversification, the Portfolio has adopted certain limits on its investment practices.
                      Specifically, the Portfolio will not:

                      - Invest more than 5% of its assets in the securities of
                        companies that have been in business for less than three years.

                      - Invest more than 25% of its assets in any one industry.

                      - Borrow money, except for the emergency purpose of
                        meeting shareholder requests to redeem shares.

                      - Use more than 15% of its assets as collateral for any
                        type of debt or similar obligation.

                      Although this Portfolio is not expected to invest more than 10% of its assets in the securities of a single company, it is, like any diversified mutual fund, permitted by law to invest up to 25% of its assets in the securities of a single company. With respect to the remaining 75% of its assets, this Portfolio will not:

                      - Investment more than 5% in the securities of any one
                        company.

                      - Buy more than 10% of the outstanding voting securities
                        of any company.

                      The limitations listed in this prospectus and in the Statement of Additional Information may be changed only by approval of a majority of the Portfolio's shareholders.
--------------------------------------------------------------------------------

INVESTMENT
PERFORMANCE           Vanguard Selected Value Portfolio invests primarily in
                      common stocks, so its performance is somewhat correlated to the performance of the overall stock market.
                      Historically, stock market performance has been characterized by sharp up-and-down swings in the short term and by more stable growth over the long term.

                      From time to time, the Vanguard Funds advertise yield and total return figures. Yield is a prospective measure of dividend income, and total return is a measure of past dividend income plus capital appreciation. Neither yield nor total return should be used to predict the future performance of the fund.
--------------------------------------------------------------------------------


PLAIN TALK ABOUT
PAST PERFORMANCE      Whenever you see information on a fund's performance,
                      please do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history doesn't repeat itself in neat, predictable patterns!

--------------------------------------------------------------------------------

SHARE PRICE           The Portfolio's share price, called its net asset value,
                      is calculated each business day after the close of regular trading (generally 4:00 p.m. Eastern time) of the New York
                      Stock Exchange. Net asset value per share is computed by adding up the total value of the Portfolio's investments and other assets, subtracting any of its liabilities, or debts, and then dividing by the number of outstanding shares of the Portfolio:


                                               Total Assets - Liabilities
                          Net Asset Value =   -----------------------------
                                              Number of Shares Outstanding

                      Daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Portfolio shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Portfolio that day.


                      The Portfolio's share price can be found daily in the mutual fund listings of most major newspapers under Vanguard. Different newspapers use different abbreviations of the Portfolio's name, but the most common is SEL VALUE.

--------------------------------------------------------------------------------


DIVIDENDS, CAPITAL
GAINS AND TAXES       Each year in December, the Portfolio distributes to
                      shareholders virtually all of its income from interest and dividends, as well as any capital gains realized from the sale of securities. You can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Portfolio.
                      In either case, distributions of dividends and capital gains that are declared in December -- even if paid to you in January -- are taxed as if they had been paid to you in December. Vanguard is responsible for processing your dividend distribution and will send you a statement each year showing the tax status of all your distributions.


                      - The dividends and short-term capital gains distributions that you receive are taxable to you as ordinary dividend income. Any distributions of net long-term capital gains by the Portfolio are taxable to you as long-term capital gains, no matter how long you've owned shares in the Portfolio. Both dividends and capital gains distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Portfolio does not seek to realize any particular amount of capital gains during a year, such gains are often realized from time to time as byproducts of the ordinary investment activities of the Portfolio. Consequently, distributions of capital gains by the Portfolio may vary considerably from year to year.

                      - If you sell or exchange shares of the Portfolio, any
                        gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your Federal income tax return.

                      - Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Portfolio shares, may be subject to state and local income taxes as well.

                      The tax information in this prospectus is provided as general information. You should consult your own tax adviser about the tax consequences of an investment in the Portfolio.
--------------------------------------------------------------------------------

PLAIN TALK ABOUT
DISTRIBUTIONS         As a shareholder, you are entitled to your share of the
                      fund's income from interest and dividends, and gains from
                      the sale of investments. You receive such earnings as
                      either income dividends or capital gains distributions.
                      Income dividends come from the dividends that the fund
                      earns from its stock holdings and interest it receives
                      from its money market and bond investments. Capital gains
                      distributions are realized when the fund sells securities
                      for higher prices than it paid for them. The
                      capital gains are designated as short-term or long-term
                      according to whether the fund held the securities for less than or more than one year.
--------------------------------------------------------------------------------

PLAIN TALK ABOUT
"BUYING A
DIVIDEND"             Unless you are investing in a tax-sheltered retirement
                      account (such as an IRA), it is not to your advantage to
                      buy shares of a fund shortly before it makes a
                      distribution, because part of your investment will come
                      back to you as a taxable distribution. This is known as
                      "buying a dividend." For example: on December 15, you
                      invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its
                      share price would drop to $19. You would still have only
                      $5,000 (250 shares x $19 = $4750 in share value, plus 250
                      shares x $1 = $250 in distributions), but you would owe
                      tax on the $250 distribution you received, even if you had reinvested the dividends in more shares. To avoid "buying
                      a dividend," check a fund's distribution schedule before
                      you invest.
--------------------------------------------------------------------------------

THE PORTFOLIO
AND VANGUARD          The Fund is a member of The Vanguard Group of Investment
                      Companies, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $160 billion. All of the Vanguard
                      Funds contribute to the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


                      Vanguard also provides distribution and marketing services to the Funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each Fund pays its allocated share of The Vanguard Group's distribution costs.


                      A list of the Directors and Officers of the Fund, and a statement of their present and principal occupations during the past five years, can be found in the Statement of Additional Information.
--------------------------------------------------------------------------------


PLAIN TALK ABOUT
VANGUARD'S UNIQUE
CORPORATE
STRUCTURE             The Vanguard Group, Inc, is the only mutual mutual fund
                      company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits as other mutual fund companies do, Vanguard returns profits to Fund shareholders in the form of lower operating expenses.

--------------------------------------------------------------------------------

INVESTMENT ADVISER    The Portfolio employs Barrow, Hanley, Mewhinney & Strauss,
                      Inc., 200 Crescent Court, Dallas, TX 75201, as its investment adviser. BHM&S manages the Portfolio subject to the control of the Officers and Directors of the Fund.

                      Each quarter, BHM&S is paid a base advisory fee based on average month-end net assets of the Portfolio:

                                                                       ANNUALIZED
                                                ASSETS MANAGED          BASE FEE
                                            -----------------------    ----------
                                            First $100 million            0.40%
                                            Next $200 million             0.35%
                                            Next $300 million             0.25%
                                            Next $400 million             0.20%
                                            Assets over $1 billion        0.15%

                      Beginning with the quarter ending April 30, 1997, the base fee may be increased or decreased, depending on the Portfolio's investment performance relative to the Russell Midcap Index a market benchmark that covers the smallest 800 of the 1,000 largest companies in the United States. The Portfolio adds or subtracts the following performance adjustments to the quarter's base fee payable to BHM&S:

                            DIFFERENCE BETWEEN THE
                             PORTFOLIO'S 36-MONTH
                            CUMULATIVE RETURN AND
                             THAT OF THE RUSSELL                INCENTIVE/PENALTY
                                 MIDCAP INDEX                PERFORMANCE ADJUSTMENT
                            ----------------------           ----------------------
                            More than -12%           -0.50 X Base Fee for Performance Period
                            From -12% to -6%         -0.25 X Base Fee for Performance Period
                            Between -6% and +6%      0
                            From +6% to +12%         +0.25 X Base Fee for Performance Period
                            More than +12%           +0.50 X Base Fee for Performance Period

                      The incentive/penalty fee structure will not be in full operation until the quarter ending April 30, 1999. Until then, the incentive/penalty fee will be calculated using certain transition rules. The incentive/penalty fee schedule and calculation process for the Portfolio's first three years are described in the Fund's Statement of Additional Information. This report can be obtained by writing to or calling Vanguard.

                      The agreement authorizes BHM&S to choose brokers or dealers to handle the purchases and sales of the Portfolio's securities, and directs BHM&S to use every effort to get the best available price and most favorable execution from these brokers with respect to all transitions.

                      The Board of Directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for BHM&S or as an additional adviser. However, no such change would be made before giving shareholders 30-days notice, in writing.
--------------------------------------------------------------------------------

PLAIN TALK ABOUT
THE PORTFOLIO'S
ADVISER Barrow, Hanley, Mewhinney & Strauss, Inc., an investment advisory firm founded in 1979, manages more than $16 billion in stock and bond portfolios for a limited number of institutional clients. BHM&S has managed the majority of the assets for

                      Vanguard/WINDSOR II since 1985. The managers responsible for overseeing the implementation of BHM&S'S strategy for Vanguard Selected Value Portfolio are:


                      James S. McClure, Principal at BHM&S; 23 years' investment experience; BA and MBA from University of Texas. From 1989 through July 1995, he was vice president at Goldman Sachs Asset Management where he was senior portfolio manager of the Goldman Sachs Capital Growth Fund.



                      John P. Harloe, Principal at BHM&S; 19 years' investment experience; BA and MBA from University of South Carolina. From 1986 through July 1995, he was a vice president and equity portfolio manager at Sterling Capital Management.


                      Both spent about 10 years working together at American National Insurance Company, American Capital Management & Research, and Oppenheimer & Co., Inc.
--------------------------------------------------------------------------------

GENERAL
INFORMATION           The Selected Value Portfolio is a Portfolio offered by
                      Vanguard Whitehall Funds, Inc. Vanguard Whitehall Funds,
                      Inc. is a corporation organized under the laws of the
                      State of Maryland. Shareholders of the Selected Value
                      Portfolio have rights and privileges similar to those
                      enjoyed by other corporate shareholders. For example,
                      shareholders will not be responsible for any liabilities
                      of the corporation. If any matters are to be voted on by
                      shareholders (such as a change in a fundamental investment objective or the election of directors), each share
                      outstanding at that point would be entitled to one vote.
--------------------------------------------------------------------------------

                            INVESTING WITH VANGUARD



                      Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to Fund information? Establish an account for a minor child or for your retirement savings?



                      Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.



                      The following sections of the prospectus briefly explain the many services we offer you as a Vanguard Selected Value Portfolio shareholder. Booklets providing detailed information are available on the services marked with a
                      (OE). Please call us to request copies.



SERVICES AND
ACCOUNT FEATURES      We offer a variety of options designed to fit your
                      financial planning needs, including . . .



                      - Automatic methods for depositing your paycheck, and
                        moving money between Vanguard Fund accounts or between your Vanguard Fund account and your bank account.



                      - A cost-effective way to complement your Vanguard mutual
                        fund shares with individual stocks, bonds, and options.



TYPES OF ACCOUNTS     You can establish an account for yourself (of yourself and another party), a minor child, a trust, or an organization, or as a third-party trustee retirement investment. We also offer retirement accounts for individuals, self-employed people, small businesses, partnerships, corporations, and tax-exempt institutions.

--------------------------------------------------------------------------------


DISTRIBUTION
OPTIONS You can receive your dividends and capital gains in cash, or reinvest them in additional Portfolio shares.

--------------------------------------------------------------------------------


BUYING SHARES         It's easy to open an account or add money to an existing
                      account.

--------------------------------------------------------------------------------


REDEEMING SHARES      You can withdraw money you have invested in the Portfolio
                      by selling or exchanging shares.

--------------------------------------------------------------------------------


FUND AND
ACCOUNT UPDATES       - Our clear, concise statements and tax forms help you
                        keep track of your Vanguard investments throughout the year and when you are preparing your income tax returns.



                      - Twice each year, you will receive comprehensive fund
                        reports about Vanguard Selected Value Portfolio. These reports include an assessment of the Portfolio's performance (and a comparison to its benchmark index) as well as a complete listing of its holdings.



                      - Vanguard Tele-Account(R) offers toll-free fund and
                        account information 24 hours a day from any Touch ToneTM telephone.



                      - You can use your personal computer to obtain share
                        price, yield, and total return -- as well as general investment information -- through Vanguard Online.

--------------------------------------------------------------------------------

                         SERVICES AND ACCOUNT FEATURES



                      Vanguard offers many services that make it convenient to purchase, sell, or exchange shares.



TELEPHONE
REDEMPTIONS (SALES
AND EXCHANGES)        Set up for this Portfolio unless you notify us otherwise.



VANGUARD DIRECT
DEPOSIT SERVICE(SM)
                      Automatic method for depositing your paycheck or U.S. Government payment (including Social Security and Government pension checks) into your account.*



VANGUARD AUTOMATIC
EXCHANGE SERVICE(SM)  Automatic method for moving a fixed amount of money from one Vanguard Fund account to another.*



VANGUARD FUND
EXPRESS(R)
                      Electronic method for transferring money between your Vanguard Fund account and an account at your bank, savings and loan, or credit union -- on a systematic schedule or whenever you wish.*



VANGUARD DIVIDEND
EXPRESS
                      Electronic method for transferring dividends and/or capital gains distributions directly from your Vanguard Fund account to your bank, savings and loan, or credit union account or to another Vanguard Fund account.



VANGUARD BROKERAGE
SERVICES (VBS)
                      A way to trade stocks, bonds, and options on major exchanges, Nasdaq, and other domestic over-the-counter markets at reduced rates. Call VBS (1-800-992-8327) for additional information and the appropriate forms.



* Can be used to "dollar-cost average" or to contribute to an IRA or other retirement plan.
--------------------------------------------------------------------------------



                               TYPES OF ACCOUNTS



INDIVIDUAL OR
OTHER ENTITY          Vanguard's account registration form can be used to
                      establish a variety of account types.



FOR ONE OR
MORE PEOPLE           To open an account in the name of one (individual) or more
                      (joint tenants) people, $3,000 minimum initial investment.



FOR A MINOR CHILD
                      To open an account as an UGMA/UTMA (Uniform
                      Gifts/Transfers to Minors Act). Age of majority and other transfer requirements are set by state law. $1,000 minimum initial investment.



FOR HOLDING
TRUST ASSETS
                      To register assets held in an existing trust agreement. $3,000 minimum initial investment.



FOR THIRD-PARTY
TRUSTEE RETIREMENT
INVESTMENTS           To open an account as a retirement trust or plan based on
                      an existing corporate or institutional plan. These accounts are established by the custodian of the existing plan. $500 minimum initial investment.



(Vanguard is not the custodian)

FOR AN ORGANIZATION   To open an account as a corporation, partnership, or other entity. These accounts may require a corporate resolution to name the individuals authorized to act. $3,000 minimum initial investment.



RETIREMENT            These accounts must be established with a Vanguard IRA
                      adoption agreement -- not a Vanguard account registration form -- and may require additional documentation. To request an adoption agreement or receive answers to your questions regarding IRAs, rollovers, asset transfers, or SEP-IRAs, call the Vanguard Retirement Resource Center at
                      1-800-205-6189.



FOR AN INDIVIDUAL
RETIREMENT
ACCOUNT (IRA)
                      To open a retirement account in the name of an individual. IRAs can also be established through direct rollovers from an employer's plan such as a 401(k), or through an asset transfer from another financial institution such as a bank or mutual fund company. $1,000 minimum initial investment.



(Vanguard Fiduciary Trust Company is the custodian)



FOR A SIMPLIFIED
EMPLOYEE PENSION PLAN
ACCOUNT (SEP-IRA)     To open a retirement account in the name of an employee.
                      SEPs allow employers to make deductible contributions directly to IRAs established for their employees. A SEP can be established by self-employed individuals, small businesses, partnerships, or corporations.



(Vanguard Fiduciary Trust Company is the custodian)



                      We also offer retirement plans for businesses and tax-exempt organizations through either a Qualified Retirement Program or a 403(b)(7) Custodial Account. Call our Individual Retirement Services Department (1-800-662-2003) for information and the appropriate forms.



FOR A QUALIFIED
RETIREMENT
PROGRAM ACCOUNT       To open a retirement account that allows small business
                      owners (and their employees) or self-employed individuals to make tax-deductible retirement contributions into HR-10
                      (Keogh), Profit-Sharing, or Money Purchase Pension plans.



(Vanguard Fiduciary Trust Company can be the custodian)



FOR A 403(B)(7)
PLAN ACCOUNT          To open a retirement account that allows employees of
                      tax-exempt institutions (for example, schools or hospitals) to make tax-deductible retirement contributions.



(Vanguard Fiduciary Trust Company can be the custodian)

--------------------------------------------------------------------------------


                              DISTRIBUTION OPTIONS



                      You can receive distributions of dividends and/or capital gains in a number of ways:



REINVESTMENT          Dividends and capital gains are reinvested in additional
                      shares of the Portfolio.



DIVIDENDS IN CASH     Dividends are paid by check and mailed to your account's
                      address of record, and capital gains are reinvested in additional shares of the Portfolio.



DIVIDENDS AND
CAPITAL GAINS IN CASH Both dividends and capital gains are paid by check and mailed to your account's address of record.

                      To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, or to another Vanguard Fund account, see Vanguard Dividend Express under "Services and Account Features."

--------------------------------------------------------------------------------


                                 BUYING SHARES



                      The price you pay for your shares is the Portfolio's net asset value on the business day Vanguard receives your request, provided we receive your request before 4:00 p.m. Eastern time (the close of trading on the New York Stock Exchange). The Portfolio is offered on a no-load basis, meaning that you do not pay sales commissions or 12b-1 fees.



                          OPEN A                                    ADD TO AN
                          NEW ACCOUNT                               EXISTING ACCOUNT
MINIMUM INVESTMENT        $3,000 (regular account); $1,000          $100 by mail or exchange; $1,000
                          (retirement and custodial                 by wire.
                          accounts).

BY MAIL                   Complete and sign the                     Mail your check with an
                          application form.                         Invest-By- Mail form detached
                                                                    from your confirmation
                                                                    statement.

FIRST-CLASS mail to:      Make your check payable to:               Make your check payable to:
Vanguard Financial        The Vanguard Group-XX.                    The Vanguard Group-XX.
Center
P.O. Box 2600
Valley Forge, PA 19482

EXPRESS OR REGISTERED     All purchases must be made in             All purchases must be made in
mail to:                  U.S. dollars, and checks must be          U.S. dollars, and checks must be
Vanguard Financial        drawn on U.S. banks.                      drawn on U.S. banks.
Center
455 Devon Park Drive
Wayne, PA 19087

BY TELEPHONE              Call Client Services to exchange          Call Client Services to exchange
  1-800-662-2739          from another Vanguard Fund ac-            from another Vanguard Fund ac-
  Client Services         count with the same registration          count with the same registration
                          (name, address, and taxpayer              (name, address, and taxpayer
                          I.D. number).                             I.D. number).
                                                                    Use Vanguard Fund Express (see
                                                                    "Services and Account Features")
                                                                    to transfer assets from your
                                                                    bank account. Call Client
                                                                    Services before your first use
                                                                    to verify that this option is in
                                                                    place.

                      IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase by exchange.

--------------------------------------------------------------------------------


                          OPEN A                                    ADD TO AN
                          NEW ACCOUNT                               EXISTING ACCOUNT
BY WIRE
Wire to:
CORESTATES BANK, N.A.     Call Client Services to set up            Call Client Services to arrange
ABA 031000011             your account and to arrange your          your wire transactions.
CORESTATES NO 01019897    wire transaction.
ATTN VANGUARD                                                       Wire transactions are not
                                                                    available for retirement
VANGUARD SELECTED VALUE                                             accounts.
  PORTFOLIO
[ACCOUNT NUMBER]
[ACCOUNT REGISTRATION]
AUTOMATICALLY             --                                        Vanguard offers a variety of
                                                                    ways that you can add to your
                                                                    account automatically. See
                                                                    "Services and Account Features."



                      Shares purchased by check or Vanguard Fund Express cannot be redeemed until payment for the purchase is collected, which may take up to ten days. Your money is invested in the Portfolio during the holding period.



                      It is important that you call Vanguard before you invest a large dollar amount by wire or check. Investment advisers must consider the interests of all Portfolio shareholders and so reserve the right to delay or refuse any purchase that may disrupt the Portfolio's operation or performance.

--------------------------------------------------------------------------------


                                REDEEMING SHARES



                      IMPORTANT TAX NOTE: Any sale or exchange of shares in a non-retirement account could result a taxable gain or a loss.



HOW TO SELL SHARES    You may withdraw any part of your account, at any time, by redeeming shares -- although at least $1,000 in shares must remain in your account to keep it open. Proceeds are normally mailed within two business days after Vanguard receives your request. The redemption price of your shares will be the Portfolio's net asset value on the business day that Vanguard receives all required documents in good order.

                      Good order means that the request includes:



                      'X' Account number and Portfolio name.



                      'X' Amount of the transaction (in dollars or shares).



                      'X' Signatures of all owners exactly as they are registered on the account.



                      'X' Signature guarantees (if required).



                      'X' Any supporting legal documentation that may be required.



                      'X' Certificates you are holding for the account.



                      Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) are processed at the next business day's net asset value.



                      Certain written transaction requests require a signature guarantee. This is to protect you and Vanguard from fraud. A signature guarantee may be obtained from banks or brokers. A signature guarantee cannot be provided by a notary public.



HOW TO
EXCHANGE SHARES       An exchange is the selling of shares of one Vanguard Fund
                      to purchase shares of another. The exchange privilege is not intended to be a way for investors to speculate on short-term market movements. Although every effort will be made to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time.



                      Because excessive exchanges can potentially disrupt the management of the Portfolio and increase transaction costs, Vanguard has established a policy of limiting exchange activity to TWO SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Portfolio during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Portfolio or a series of movements between Vanguard Funds.



                      Before you exchange into a new Vanguard Fund, please read its prospectus. For a copy and for answers to questions you might have, please call Investor Information.

--------------------------------------------------------------------------------


SELLING OR
EXCHANGING SHARES
BY TELEPHONE
1-800-662-6273
VANGUARD
TELE-ACCOUNT(R)
1-800-662-2739
CLIENT SERVICES       ACCOUNT TYPE
                      ALL TYPES EXCEPT RETIREMENT:
                      Call Vanguard Tele-Account(R) 24 hours a day -- or Client
                      Services during business hours -- to request a redemption of shares. You can exchange shares from this Portfolio to open an account in another Vanguard Fund or to add to an existing Vanguard Fund account with an identical registration.



                      *You must obtain a Personal Identification Number through
                       Tele-Account at least seven days before you request your first redemption.

--------------------------------------------------------------------------------

BY MAIL
FIRST-CLASS MAIL TO:
VANGUARD FINANCIAL
CENTER
VANGUARD SELECTED
VALUE PORTFOLIO
P.O. BOX 1120
VALLEY FORGE, PA
19482
EXPRESS OR
REGISTERED MAIL TO:
VANGUARD FINANCIAL
CENTER
VANGUARD SELECTED
VALUE PORTFOLIO
455 DEVON PARK DRIVE
WAYNE, PA 19087       ALL TYPES EXCEPT RETIREMENT:
                      Send a letter of instruction signed by all registered account holders. Include the name and account number of your Portfolio and (if you are selling) a dollar amount or number of shares OR (if you are exchanging) the name of the Fund you want to exchange into and the dollar amount.
                      RETIREMENT:
                      Call our Retirement Resource Center for information on how to request a distribution. Depending on your account registration type, additional documentation may be required.


--------------------------------------------------------------------------------


BY WIRE
                      ALL TYPES EXCEPT RETIREMENT:
                      Call Client Services to sign up for the wire feature or to verify that it is in place on your account before using it.



$5,000 minimum wire   Your wire redemption request must be received by Vanguard
                      before 4:00 p.m. Eastern time for money to be wired on the next business day.



                      ALL TYPES EXCEPT RETIREMENT:



AUTOMATICALLY         Vanguard offers several ways to sell or exchange shares
                      automatically (see "Services and Account Features"). Call
                      Investor Information for the appropriate booklet and application if you did not elect a feature when you opened your account.



                      It is important that you call Vanguard before you redeem a large dollar amount. In protecting the interests of all Portfolio shareholders, the investment advisers may not be able to process your redemption immediately if the amount is considered to be disruptive to the Portfolio's operation or performance. The investment advisers reserve the right to take up to three days to complete such a transaction.

--------------------------------------------------------------------------------


A NOTE ON UNUSUAL
CIRCUMSTANCES         Vanguard reserves the right to revise or terminate the
                      telephone redemption privilege at any time. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United
                      States Securities and Exchange Commission.



                      If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.

--------------------------------------------------------------------------------

                            FUND AND ACCOUNT UPDATES



STATEMENTS AND
REPORTS We will send you a variety of statements to help you monitor your account activity and forms to help you complete your tax returns. You will also receive annual and semi-annual financial reports on the Portfolio's operation and performance.



CONFIRMATION
STATEMENT             Sent each time you purchase, exchange, or redeem shares;
                      confirms the date and the amount of the transaction.



PORTFOLIO SUMMARY     Mailed quarterly; shows the market value of your account
                      as of the close of the statement period, as well as distributions, purchases, exchanges, and redemptions for the current calendar year.



FUND FINANCIAL
REPORTS               Mailed in April and October for this Portfolio.



TAX FORMS             Generally mailed in January; report previous year's
                      dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.



AVERAGE COST
STATEMENT             Issued in February for taxable accounts; shows the average cost of shares that you redeemed during the previous year, using the average cost single category method.

--------------------------------------------------------------------------------


TELEPHONE ACCESS
VANGUARD
TELE-ACCOUNT(R)
1-800-662-6273        Toll-free access to total return, share price, price
                      change, and yield quotations through any TouchTone telephone. Also provides your account balance (in dollars and shares), last transaction, redemptions by check during the last three months, and the latest dividend or capital gains distribution. Permits exchanges and sales of Portfolio shares.


Any time, seven days a
week,
from anywhere in the
continental United
States
and Canada

--------------------------------------------------------------------------------


COMPUTER ACCESS
VANGUARD ONLINE(SM)
KEYWORD: VANGUARD     Information via your personal computer on share price,
                      yield, and total return; offered through America Online
                      (AOL). To establish an AOL account, call 1-800-238-6336.



                      Shares of the Portfolio may only be sold in those states in which they are registered. The Portfolio's shares are currently registered for sale in all 50 states, and the Portfolio intends to maintain such registration.

GLOSSARY OF INVESTMENT TERMS


ACTIVE INVESTMENT
MANAGEMENT            An investment approach that seeks to exceed the average
                      returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


BOND A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to repay the loan by a specific date and to pay interest regularly during that period.

CAPITAL GAINS
DISTRIBUTION          Payment to mutual fund shareholders of gains realized
                      during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES         Investments in short-term bank deposits, money market
                      instruments, investment contracts, and U.S. Treasury bills.


COMMON STOCK          A security representing ownership rights in a corporation.
                      A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


DIVERSIFICATION       Spreading your money among a variety of securities.

DIVIDEND INCOME       Payment to shareholders of income from interest or
                      dividends generated by the fund's investments.

DOLLAR-COST
AVERAGING             Investing equal amounts of money at regular intervals on
                      an ongoing basis. This technique ensures that an investor buys fewer shares when prices are high and more shares when prices are low.

EXPENSE RATIO         The percentage of a fund's average net assets used to pay
                      its expenses. The expense ratio takes into account management fees, administrative fees, and any 12b-1 fees for marketing and distribution.

FIXED-INCOME
SECURITIES            Investment, such as bonds, that have a fixed payment
                      schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.


GROWTH STOCK FUND     A mutual fund that emphasizes stocks of companies expected to maintain rapid growth in earnings (i.e., growth stocks). Such stocks typically sell at relatively high prices in relation to earnings, book value, and dividends.


INCOME Earnings on a investment. Income on stocks comes in the form of dividends, income on bonds in the form of interest payments. All income paid by a mutual fund, even bond funds, is referred to as dividends.

INVESTMENT ADVISER    An individual or organization that manages a fund, making
                      the day-to-day investment decisions regarding the purchase or sale of securities.

MARKET RISK           The possibility that stock or bond prices will decline.

MUTUAL FUND           An investment company that pools the money of many people
                      and invests it in a variety of securities in an effort to achieve a specific objective over time.


NET ASSET VALUE
(NAV) The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

OBJECTIVE RISK        The possibility that a fund's investment objective (e.g.,
                      growth vs. value or small-capitalization vs.
                      large-capitalization) will underperform relative to an overall stock market.


PRICE/EARNINGS (P/E)
RATIO The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.


PRINCIPAL             The amount of your own money you put into an investment.


PRINCIPAL RISK        The possibility that your investment will fall in value.

SECURITIES            Stock, bonds, and other investment vehicles.

TOTAL RETURN          A percentage change, over a specified time period, in a
                      mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

TURNOVER RATE         A measure of a mutual fund's trading activity. Turnover is calculated by taking the lesser of a fund's total purchases or total sales of securities, and dividing by its average assets. A turnover rate of 100% means that during a year, a fund has sold and replaced securities with a value equal to 100% of its average net assets.

VALUE STOCK FUND      A mutual fund that invests in companies whose stocks have
                      relatively low prices in relation to earnings, book value, and dividends.

VOLATILITY            The fluctuations in value of a mutual fund or other
                      security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD Current income (interest or dividends) paid by an investment, expressed as a percentage of the investment's price.

--------------------------------------------------------------------------------

               VANGUARD
            SELECTED VALUE                                                   (VANGUARD
              PORTFOLIO                                            SELECTED VALUE PORTFOLIO LOGO)
      ---------------------------
      THE VANGUARD GROUP OF                                    P   R   O   S   P   E   C   T   U   S
        INVESTMENT COMPANIES
      Vanguard Financial Center                                          JANUARY   , 1996
      P.O. Box 2600
      Valley Forge, PA 19482

      INVESTMENT INFORMATION
        DEPARTMENT
      For Information on our Funds and Fund
      Services, Requests for Literature
          1-800-662-7447 (SHIP)
          Text Telephone: 1-800-952-3335

      CLIENT SERVICES DEPARTMENT
      For Information on Your Account,
      Account Transactions, Account
      Statements
          1-800-662-2739 (CREW)
          Text Telephone: 1-800-662-2739

      VANGUARD RETIREMENT RESOURCE CENTER
      For Information on Establishing
      Individual Retirement Accounts,
      Direct Rollovers, Asset Transfers
          1-800-205-6189

      PROFIT-SHARING PLANS
      1-800-662-2003

      VANGUARD BROKERAGE SERVICES
      For Information on Trading Stocks,
      Bonds, and Options
      at Reduced Commissions
          1-800-992-8327

      VANGUARD TELE-ACCOUNT(R)
      For 24-Hour Automated Access to Price
      and Yield, Information on Your
      Account, Certain Transactions
          1-800-662-6273 (ON-BOARD)

      ELECTRONIC ACCESS TO VANGUARD
      To Reach the Vanguard Mutual Fund
      Education and Information Center on
      Vanguard OnlineSM (on America
      Online(R))
          Keyword: VANGUARD

      TO SEND E-MAIL TO VANGUARD
      VGOnline@AOL.COM


                                                                         (VANGUARD GROUP LOGO)

  P023N

--------------------------------------------------------------------------------

                                     PART B

                         VANGUARD WHITEHALL FUNDS, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                JANUARY   , 1996

     This Statement is not a prospectus but should be read in conjunction with
the Fund's current Prospectus (dated January   , 1996). To obtain the Prospectus
please call the Investor Information Department:

                                 1-800-662-7447

                               TABLE OF CONTENTS

                                                                                            PAGE
                                                                                            ----
Investment Objectives and Policies........................................................     1
Investment Policies.......................................................................     1
Investment Limitations....................................................................     5
Management of the Fund....................................................................     6
Investment Advisory Services..............................................................     8
Securities Transactions...................................................................    10
Purchase of Shares........................................................................    11
Redemption of Shares......................................................................    11
Comparative Indexes.......................................................................    12

                       INVESTMENT OBJECTIVES AND POLICIES

     The following policies supplement the Fund's Investment objectives and policies set forth in the Prospectus.

     PORTFOLIO TURNOVER While the rate of portfolio turnover is not a limiting factor when management deems changes appropriate, it is anticipated that the Portfolio's annual portfolio turnover rate will not normally exceed 30%. A portfolio turnover rate of 33% would occur if one-third of the Portfolio's securities, exclusive of U.S. Government securities and other securities whose maturities at the time of acquisition are one year or less, are replaced in the period of one year. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. Higher portfolio turnover can result in corresponding increases in brokerage costs to the Portfolios of the Fund and their shareholders.

                              INVESTMENT POLICIES

     FUTURES CONTRACTS Each Portfolio may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. The Fund's margin deposits will be placed in a segregated account maintained by the Fund's custodian bank. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Portfolio's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Portfolio will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS A Portfolio will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Portfolio will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the

Adviser does not believe that the Portfolios are subject to the risks of loss frequently associated with futures transactions. A Portfolio would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Futures and options are derivative instruments, in that their value is derived from the value of another security.

     Utilization of futures transactions by a Portfolio does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option. Additionally, investments in futures contracts and options involve the risk that the investment advisers will incorrectly predict stock market and interest rate trends.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS Except for transactions the Fund has identified as hedging transactions, each Portfolio is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for a Portfolio to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies or other income derived with respect to the Fund's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Portfolio's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Portfolio may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Portfolio's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     A Portfolio will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Portfolio's other investments and shareholders will be advised on the nature of the transactions.

     REPURCHASE AGREEMENTS Each Portfolio may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Portfolio and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Portfolio (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's Custodian Bank until repurchased. In addition, the Fund's Board of Directors will monitor each Portfolio's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with any Portfolio of the Fund. No more than an aggregate of 15% of a Portfolio's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Portfolio may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Portfolio not within the control of the Portfolio and therefore the realization by the Portfolio on such collateral may be automatically stayed. Finally, it is possible that the Portfolio may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     LENDING OF SECURITIES Each Portfolio may lend its securities on a short-term basis (less than nine months) to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, the Portfolio will be attempting to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio. Each Portfolio may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Portfolio at any time and (d) the Portfolio receives reasonable interest on the loan which may include the Portfolio's investing any cash collateral in interest bearing short-term investments, any distribution on the loaned securities and any increase in their market value. A Portfolio will not be required to pay any service, placement or other fee in connection with such loans, and will retain voting rights to the loaned securities. A Portfolio will not lend its portfolio securities, if as a result, the aggregate value of such loans exceeds 33 1/3% of the value of the Portfolio's net assets. Loan arrangements made by a Portfolio will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of five business days. All relevant facts and circumstances, including the credit-worthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's Directors (Trustees). In addition, voting rights may pass with the loaned securities, but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

                             INVESTMENT LIMITATIONS

     The following policies supplement the Fund's investment limitations set forth in the Prospectus. It is a fundamental policy of each Portfolio not to engage in any of the following activities or business practices. These restrictions may not be changed with respect to a particular Portfolio without the approval of a majority of the outstanding shares (as defined in the Investment Company Act of 1940) of that Portfolio. A Portfolio may not:

      1) Issue senior securities;

      2) Borrow money, except from banks (or through reverse repurchase agreements), for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not in excess of 15% of the value of the net assets of the Portfolio (including the amount borrowed and the value of any outstanding reverse repurchase agreements) at the time the borrowing is made. Whenever borrowings exceed 5% of the value of the net assets of the Portfolio, the Portfolio will not make any additional investments;

      3) With respect to 75% of the value of its total assets, purchase the securities of any issuer (except obligations of the United States government and its instrumentalities) if as a result the Portfolio would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Portfolio's total assets would be invested in the securities of such issuer;

      4) Engage in the business of underwriting securities issued by others, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities;

      5) Purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (including the Fund's investment in The Vanguard Group, Inc., as described on page 7);

      6) Make loans except (i) by purchasing bonds, debentures or similar obligations (including repurchase agreements, subject to the limitation described in (5) above) which are either publicly distributed or customarily purchased by institutional investors, and (ii) by lending its securities to banks, brokers, dealers and other financial institutions so long as such loans are not inconsistent with the Investment Company Act or the Rules and Regulations or interpretations of the Commission thereunder and the aggregate value of all securities loaned does not exceed 33 1/3% of the market value of the Portfolio's total assets;

      7) Pledge, mortgage, or hypothecate its assets, except to secure borrowings permitted by limitation (2) above;

      8) Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions), or, engage in short sales (unless by virtue of its ownership of other securities it has a right to obtain at no added cost securities equivalent in kind and amount to the securities sold) except as set forth below in (12);

      9) Purchase or sell puts or calls, or combinations thereof except as provided for in the prospectus; provided however, that a Portfolio may enter into futures contracts, options transactions or forward foreign currency exchange transactions except as set forth below in (12);

     10) Purchase or sell real estate or real estate limited partnerships (although it may purchase securities secured by real estate interests or interests therein, or issued by companies or investment trusts which invest in real estate or interests therein);

     11) The Fund will not invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets approved by the Fund's shareholders or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund;

     12) Purchase or sell commodities or commodity contracts; provided, however, that a Portfolio may enter into forward foreign currency exchange transactions and that each Portfolio may invest in futures contracts and options to the extent that not more than 5% of the Portfolio's assets are required as deposit to secure obligations under futures contracts, within these limitations, each portfolio may purchase put options as provided for in the prospectus. Additionally each Portfolio will invest no more than 20% of its assets in swap agreements;

     13) Invest in companies for the purpose of exercising control of management; and

     14) Invest more than 25% of its assets in any single industry.

     Notwithstanding these limitations, the Fund may own all or any portion of the securities of, make loans to, or contribute to the costs or other financial requirements of, any company which will be wholly owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing at cost services, such as management, administrative, distribution or other related services to the Fund and other investment companies. (See "Management of the Fund").

     In order to permit the sale of shares of the Fund in certain states, the Fund may make commitments more restrictive than the fundamental or non-fundamental operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders it will revoke the commitment by terminating sales of its shares in the state(s) involved.

     The above-mentioned investment limitations are considered at the time investment securities are purchased.

                             MANAGEMENT OF THE FUND

     THE VANGUARD GROUP The Fund is a member of The Vanguard Group of Investment Companies which consists of more than 30 investment companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Vanguard Funds obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to certain of the Vanguard Funds.

     Vanguard employs a supporting staff of management personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's net expenses which are allocated among the Funds under procedures approved by the Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Officers of the Fund and the Vanguard Funds are also Officers and employees of Vanguard. No Officer or employee is permitted to own any securities of any external adviser for the Vanguard Funds.

     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-l under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures, restrictions and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.

     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds have invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. The Fund's Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and (b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization. The amount contributed to Vanguard by the Fund's Portfolios included the Service Economy and Technology Portfolios which are no longer in existence.

     The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for each Fund and choose its Officers. The following is a list of the Directors and Officers of the Funds and a statement of their present positions and principal occupations during the past five years. The mailing address of the Directors and Officers of the Fund is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman, Chief Executive Officer and Director*
     Chairman, Chief Executive Officer and Director of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group; Director of The Mead Corporation and General Accident Insurance.

JOHN J. BRENNAN, President and Director*
     President and Director of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Director
     Chairman of Rhone-Poulenc Rorer, Inc.; Director of Sun Company, Inc.

BARBARA BARNES HAUPTFUHRER, Director
     Director of The Great Atlantic and Pacific Tea Company, ALCO Standard Corp., Raytheon Company, Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co. and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, Director
     President, The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc. and Scott Paper Co.

BURTON G. MALKIEL, Director
     Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co. and Southern New England Communications Company.

ALFRED M. RANKIN, JR., Director
     Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of The BFGoodrich Company, The Standard Products Company and The Reliance Electric Company.

JOHN C. SAWHILL, Director
     President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co.; and President, New York University; Director of Pacific Gas and Electric Company and NACCO Industries.

JAMES O. WELCH, JR., Director
     Retired Chairman of Nabisco Brands, Inc., retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc.

J. LAWRENCE WILSON, Director
     Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Energy Company, and Trustee of Vanderbilt University and the Culver Educational Foundation.

RAYMOND J. KLAPINSKY, Secretary*
     Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*
     Treasurer of The Vanguard Group, Inc. and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*
     Vice President of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.
---------------

*Officers of the Fund are "interested persons" as defined in the Investment
 Company Act of 1940.

     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Vanguard Funds by third parties.

     DISTRIBUTION Vanguard also provides all distribution and marketing services for the Vanguard Funds. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature are allocated among the Vanguard Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Vanguard Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group. Provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets.

     INVESTMENT ADVISORY SERVICES An experienced investment management staff employed directly by Vanguard also provides investment advisory services to the Fund, Vanguard Money Market Reserves, Vanguard Institutional Money Market Portfolio, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Admiral Funds, Vanguard Bond Index Fund, Vanguard Balanced Index Fund, Vanguard Index Trust, Vanguard International Equity Index Fund, Vanguard Tax-Managed Fund, Vanguard Institutional Index Fund, several Portfolios of Vanguard Variable Insurance Fund, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts. The compensation and other expenses of this staff are paid by the Portfolios and Funds utilizing these services.

     REMUNERATION OF DIRECTORS AND OFFICERS The Fund will pay each Director who is not also an Officer, an annual fee plus travel and other expenses incurred in attending Board meetings. Directors who are also Officers receive no remuneration for their services as Directors. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits.

     Under its retirement plan, Vanguard contributes annually an amount equal to 10% of each Officer's annual compensation plus 5.7% of that part of an eligible Officer's compensation during the year, if any, that exceeds the Social Security Taxable Wage Base then in effect. Under its Thrift Plan, all employees of Vanguard are permitted to make pre-tax basic contributions in a maximum amount equal to 4% of total compensation. Vanguard matches the basic contributions on a 100% basis.

     DIRECTORS' RETIREMENT FEES A Retirement Plan for Directors has been implemented to provide a fee to retired Directors equal to $1,000 per year of service on the Board, up to 15 years of service. This fee will remain in place subsequent to the Director's retirement for a period of 10 years or until a retired Director's death.

                          INVESTMENT ADVISORY SERVICES

     INVESTMENT ADVISORY AGREEMENT WITH BARROW, HANLEY, MEWHINNEY &
STRAUSS. The Vanguard Selected Value Portfolio is managed by Barrow, Hanley, Mewhinney & Strauss ("BHM&S"), 200 Crescent Court, Dallas, TX under the terms of
an agreement dated November   , 1995. BHM&S was founded in 1979 and provides
asset management services to companies, institutions, and individuals. As of December 31, 1994, BHM&S had over $13.7 billion in assets under management.

     The investment philosophy of BHM&S is to use fundamental research to identify undervalued stocks. Jim Clure and John Harloe have been designated as portfolio managers for the assets of Vanguard Selected Value Portfolio. They both have over 10 years experience.

     For the services to be rendered by BHM&S, the Fund shall pay to BHM&S at the end of each quarter a base advisory fee adjusted by an incentive/penalty performance adjustment reflecting the investment performance of the Portfolio relative to the return of the Russell Midcap Index. The Russell Midcap Index is prepared by Frank Russell Company (which is unaffiliated with the Fund or any of the Fund's affiliates) and is composed of the 800 smallest stocks (by market capitalization) in the Russell 1000 Index. The fees shall be calculated according to the following rules:

            a) Total Quarterly Fee Payable. The total quarterly fee payable by the Fund to BHM&S under this advisory agreement shall be the base advisory fee for the quarter plus the performance adjustment (which may be negative).

            b) Base Advisory Fee for the Quarter. The base advisory fee for the quarter will be calculated by applying the following quarterly percentage rates to the average of month-end assets of the Portfolio for the quarter:

                                               ANNUAL
                        NET ASSETS              RATE     QUARTERLY RATE
                ---------------------------    ------    --------------
                     First $100 million        0.40%         0.1000%
                     Next $200 million         0.35%         0.0875%
                     Next $300 million         0.25%         0.0625%
                     Next $400 million         0.20%         0.0500%
                     Over $1 billion           0.15%         0.0375%

            c) Performance Adjustment. The performance adjustment will be calculated as follows:

               i) the performance adjustment for the quarters ending April 30, 1996, July 31, 1996 and October 31, 1996 will be $0.

               ii) beginning with the quarter ending January 31, 1997 and thereafter, the performance adjustment will be calculated for the relevant performance period. The performance period will be the 36 months preceding the quarter-end or the months that have elapsed between January 31, 1996 and the end of the quarter for which the fee is being computed, whichever is shorter. A base fee for the performance period will be calculated based on the average of month end assets during the performance period multiplied by the quarterly rates used in calculating the base advisory fee for the quarter. An incentive/penalty adjustment reflecting the investment performance of the Portfolio relative to the return of the Russell Midcap Index will be applied to the base fee for the performance period. The following table sets forth the calculation of the performance adjustment:

            CUMULATIVE 36-MONTH PERFORMANCE
             VS. THE RUSSELL MIDCAP INDEX                PERFORMANCE ADJUSTMENT
            -------------------------------     ----------------------------------------
            Less than -12%                       -0.50 X Base Fee for Performance Period
            Between -12% and -6%                 -0.25 X Base Fee for Performance Period
            Between -6% and +6%                      0 X Base Fee for Performance Period
            Between +6% and +12%                  0.25 X Base Fee for Performance Period
            More than +12%                        0.50 X Base Fee for Performance Period

                Until the quarter ending January 31, 1999, the performance adjustment for BHM&S will be calculated according to the following transition rules:

               (ii-a) November 1, 1996 through January 31, 1999. Beginning with the quarter ending January 31, 1997, and until the quarter ending January 31, 1999, the Performance adjustment will be computed based upon a comparison of the investment performance of the Portfolio and that of the Russell Midcap Index over the number of months that have elapsed between January 31, 1996 and the end of the quarter for which the fee is computed. The number of percentage points by which the investment performance of the Portfolio must exceed the investment record of the Russell Midcap Index shall increase proportionately from four and two, respectively, for the twelve months ending January 31, 1997, to twelve and six, for the thirty-six months ending January 31, 1999.

               (ii-b) On and After January 31, 1999. For the quarter ending January 31, 1999 and thereafter, the period used to calculate the incentive/penalty adjustment shall be the 36 months preceding the end of the quarter for which the fee is being computed and the number of percentage points used shall be twelve and six.

CALCULATING RELATIVE INVESTMENT PERFORMANCE

     The investment performance of the Portfolio for such period, expressed as a percentage of the net asset value per share of the Portfolio at the beginning of such period, shall be the sum of: (i) the change in the net asset value per share of the Portfolio during such period; (ii) the value of the cash distributions per share of the Portfolio accumulated to the end of such period; and (iii) the value of capital gains taxes per share paid or payable by the Portfolio on undistributed realized long-term capital gains accumulated to the end of such period.

     The investment record of the Russell Midcap Index will be calculated monthly by (i) multiplying the total return for the month (change in market price plus dividends) of each stock included in the Russell Midcap Index by its weighting in the Russell Midcap Index at the beginning of the month, and (ii) adding the values discussed in (i). For any period, therefore, the investment record of the Russell Midcap Index will be the compounded monthly returns of the Russell Midcap Index.

     RELATED INFORMATION CONCERNING BHM&S. BHM&S, 200 Crescent Ct., Dallas, Texas, is an independent, owner-managed investment management firm founded in 1979 which provides investment advisory services to individuals, employee benefit plans, investment companies and other institutions. As of December 31, 1994, BHM&S provided investment advisory services to clients having assets with an approximate value of $13.7 billion.

     The agreement will continue until January 31, 1998 and will be renewable thereafter, for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the agreement or "interested persons" (as defined in the Investment Company Act of 1940) of any such party cast in person at a meeting called for the purpose of considering such approval. In addition, the question of continuance of the agreement may be presented to the shareholders of the Fund; in such event continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of the Fund. If the holders of any Portfolio fail to approve the agreement, BHM&S may continue to serve as investment adviser to each Portfolio which approved the agreement, and to any Portfolio which did not approve the agreement until new arrangements have been made. The agreement is automatically terminated if assigned, and may be terminated by any Portfolio without penalty, at any time, (1) either by vote of the Board of Directors or by vote of the outstanding voting securities of the Portfolio on sixty (60) days' written notice to BHM&S, or (2) by BHM&S upon ninety (90) days' written notice to the Fund.

                            SECURITIES TRANSACTIONS

     The investment advisory agreements with BHM&S authorizes the investment adviser (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of securities for the Fund and directs each investment adviser to use its best efforts to obtain the best available price and most favorable execution with respect to all transactions for the Fund. The investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, the Fund's investment adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information, and provide other services in addition to execution services to the Fund and/or the investment adviser. The investment adviser considers the investment services it receives useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, the investment adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the investment adviser to the Fund and the other Funds in the Group.

     Currently, it is the Fund's policy that the investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to the investment adviser and/or the Fund. However, the investment adviser has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be made through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the sale of shares of the Fund and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

     Some securities considered for investment by one Portfolio may also be appropriate for the other Portfolios and the other Funds and/or clients served by the investment advisers. If purchase or sale of securities consistent with the investment policies of a Portfolio, the other Portfolios and/or one or more of these other Funds or clients are considered at or about the same time, transactions in such securities will be allocated among the Portfolios and the several Funds and clients in a manner deemed equitable by the respective investment adviser. Although there will be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's Board of Directors.

                               PURCHASE OF SHARES

     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund or any Portfolio, and (iii) to reduce or waive the minimum for initial and subsequent investments as well as redemption fees for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% or the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make a practice detrimental to the best interests of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Share Price of Each Portfolio" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

                              COMPARATIVE INDEXES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including Vanguard Horizon Fund, Inc., may, from time to time, use one or more of the following unmanaged indices for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

WILSHIRE 5000 EQUITY INDEXES -- consists of approximately 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

MORGAN STANLEY CAPITAL INTERNATIONAL ALL COUNTRY INDEX -- is an arithmetic, market value-weighted average of the performance of over 2,427 securities listed on the stock exchanges of countries included in the EAFE Index, United States, Canada, and Emerging Markets.

CAPITAL OPPORTUNITIES FUND STOCK INDEX -- the Index is composed of the various common stocks that are held in the largest aggressive growth stock mutual funds, using year-end net assets, monitored by Morningstar, Inc.

GLOBAL BALANCED INDEX -- a fixed weighted index of global stocks, bonds and U.S. cash reserves, the component parts of which are derived from the adjusted capitalization weighted averages of individual currency adjusted local country indices.

MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX -- an arithmetic, market value-weighted average of the performance of over 1,460 securities listed on the stock exchanges of 23 countries.

SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX -- a market capitalization-weighted index consisting of government bond markets of 14 countries.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 67 bonds and 33 preferreds. The original list of names was generated by screening for convertible issues of 100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND -- consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

BOND BUYER MUNICIPAL INDEX (20 YEAR) BOND -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield for four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 35% Standard & Poor's 500 Index and 65% Salomon Brothers High Grade Bond Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Salomon Brothers High Grade Bond Index.

RUSSELL 2000 SMALL COMPANY STOCK INDEX -- consists of the smallest 2,000 stocks within the Russell 3000; a widely-used benchmark for small capitalization common stocks.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB- or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $900 billion.

LIPPER BALANCED FUND AVERAGE -- An industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- An industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- An industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)

RUSSELL 3000 INDEX -- consists of approximately the 3,000 largest stocks of U.S. domiciled companies commonly traded on the New York and American Stock Exchanges or the NASDAQ over-the-counter market, accounting for over 90% of the market value of publicly traded Stocks in the U.S.

RUSSELL 2000(R) VALUE INDEX -- composed of the 2,000 smallest securities in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization.

RUSSELL MIDCAP(TM) INDEX -- composed of all medium and medium/small companies in the Russell 1000 Index.

     Advertisements which refer to the use of the fund as a potential investment for Individual Retirement Accounts may quote a total return based upon compounding of dividends on which it is presumed no Federal income tax applies.

     In assessing such comparisons of yields, an investor should keep in mind that the composition of the investments in the reported averages is not identical to the Fund's Portfolio and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its yield. In addition there can be no assurance that the Fund will continue its performance as compared to such other averages.

                                     PART C
                        VANGUARD WHITEHALL FUNDS, INC.
                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS
     (A) FINANCIAL STATEMENTS
         Statement of Assets and Liabilities**
         Report of Independent Accountants**

      (B) EXHIBITS

      1. Articles of Incorporation*
      2. By-Laws of Registrant*
      3. Not Applicable
      4. Not Applicable
      5. Investment Advisory Agreement*
      6. Not Applicable
      7. Reference is made to the section entitled "Management of the Fund" in the Registrant's Statement of Additional Information
      9. Form of Vanguard Service Agreement*
     10. Opinion of Counsel*
     11. Consent of Independent Accountants**
     12. Financial Statements**
     13. Not Applicable
     14. Not Applicable
     15. Not Applicable
     16. Not Applicable
---------------
 * Filed herewith.
** To be filed

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     Registrant is not controlled by or under common control with any person. The officers of the Registrant, the investment companies in The Vanguard Group of Investment Companies and The Vanguard Group, Inc. are identical. Reference is made to the caption "Management of the Fund" in the Prospectus constituting Part A and in the Statement of Additional Information constituting Part B of this Registration Statement.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

     None.

ITEM 27. INDEMNIFICATION

     Reference is made to Article IX of Registrant's Articles of Incorporation.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to the caption "Investment Advisers" in the prospectus constituting Part "A" of this Registration Statement and "Investment Advisory Services" in Part "B" of this Registration Statement.

ITEM 29. PRINCIPAL UNDERWRITERS

     (a) None

     (b) Not Applicable

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS

     The books, accounts and other documents required by Section 31(a) under the Investment Company Act and the rules promulgated thereunder will be maintained in the physical possession of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc. c/o The Vanguard Financial Center, Valley Forge, Pennsylvania 19482; and the Registrant's Custodians.

ITEM 31. MANAGEMENT SERVICES

     Other than the Amended and Restated Funds' Service Agreement with The Vanguard Group, Inc. which is filed herewith as Exhibit 9 and described in Part B hereof under "Management of the Fund"; the Registrant is not a party of any management-related service contract.

ITEM 32. UNDERTAKINGS

     Registrant undertakes to file a pre-effective amendment, using financial statements which reflect its initial capitalization prior to being declared effective.

     Registrant also undertakes to hold a First Annual Meeting of Shareholders by the end of the Registrant's first sixteen months of operation for the purpose of electing directors, approving the Investment Advisory and Service Agreements and appointing auditors. Thereafter, annual meetings will not be held except as required by the Investment Company Act of 1940 ("1940 Act") or other applicable law. Registrant undertakes to comply with the provisions of Section 16(c) of the 1940 Act in regard to shareholders' rights to call a meeting of shareholders for the purpose of voting on the removal of Directors and to assist in shareholder communications in such matters, to the extent required by law.

     Registrant hereby undertakes to provide an Annual Report to Shareholders or prospective investors, free of charge, upon request.

     Registrant undertakes to file a post-effective amendment containing financial statements, which need not be audited, within 4-6 months from effectiveness.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 8th day of December 1995.

    VANGUARD WHITEHALL FUNDS, INC.

BY: (Raymond J. Klapinsky) John C. Bogle*, Chairman and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

BY: (Raymond J. Klapinsky)
    John C. Bogle*, Chairman of the Board, Director
    and Chief Executive Officer
    December 8, 1995

BY: (Raymond J. Klapinsky)
    John J. Brennan*, President and Director
    December 8, 1995

BY: (Raymond J. Klapinsky)
    Robert C. Cawthorn*, Director
    December 8, 1995

BY: (Raymond J. Klapinsky)
    Barbara B. Hauptfuhrer*, Director
    December 8, 1995

BY: (Raymond J. Klapinsky)
    Burton G. Malkiel*, Director
    December 8, 1995

BY: (Raymond J. Klapinsky)
    Bruce K. MacLaury, Jr.*, Director
    December 8, 1995

BY: (Raymond J. Klapinsky)
    Alfred M. Rankin, Jr.*, Director
    December 8, 1995

BY: (Raymond J. Klapinsky)
    John C. Sawhill*, Director
    December 8, 1995

BY: (Raymond J. Klapinsky)
    James O. Welch, Jr.*, Director
    December 8, 1995

BY: (Raymond J. Klapinsky)
    J. Lawrence Wilson*, Director
    December 8, 1995

BY: (Raymond J. Klapinsky)
    Richard F. Hyland*, Treasurer and Principal
    Financial Officer and Accounting Officer
    December 8, 1995

                        VANGUARD WHITEHALL FUNDS, INC.
                               INDEX TO EXHIBITS

Articles of Incorporation............................................................  Ex-99.B1
By-Laws..............................................................................  Ex-99.B2
Funds Service Agreement..............................................................  Ex-99.B9